UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 22, 2021

Capital Senior Living Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway Suite 300 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

(972) 770-5600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CSU	New York Stock Exchange

Item 7.01

A copy of an investor presentation relating to Capital Senior Living Corporation (the “Company”) and the transactions described in Item 8.01 below is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Exhibit 99.1 is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On July 22, 2021, the Company issued a press release announcing plans to raise up to $152.5 million through the issuance of convertible preferred stock to affiliates of Conversant Capital LLC (“Conversant”) and in a common stock rights offering to the existing holders of the Company’s common stock. In addition, Conversant will provide an incremental $25 million accordion for future investment, subject to certain conditions. A copy of the press release is attached hereto as Exhibit 99.2.

Additional information about the transaction will be included in a subsequently filed Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

99.1	Investor Presentation.

99.2	Press Release dated July 22, 2021.

104	Cover Page Interactive Date File-formatted as Inline XBRL.

No Offer or Solicitation/Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of any securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The rights offering will be made pursuant to the Company’s shelf registration statement on Form S-3, which became effective on May 6, 2020, and a prospectus supplement containing the detailed terms of the rights offering to be filed with the SEC. Any offer will be made only by means of a prospectus forming part of the registration statement. Investors should read the prospectus supplement, when available, and consider the investment objective, risks, fees and expenses of the Company carefully before investing. When available, a copy of the prospectus supplement may be obtained at the website maintained by the SEC at www.sec.gov.

This communication is being made in connection with the proposed private placement and rights offering. In connection with the proposed transaction, the Company intends to file a proxy statement with the SEC. The Company may also file other relevant documents with the SEC regarding the proposed transaction. The information in the preliminary proxy statement will not be complete and may be changed. The definitive proxy statement will be delivered to stockholders of the Company. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction.

INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the preliminary proxy statement and the definitive proxy statement (in each case, if and when available) and other documents containing important information about the Company and the proposed transaction once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at http://www.capitalsenior.com.

Participants in the Solicitation

The Company and its executive officers and directors and certain other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2020 Annual Meeting of Stockholders, filed with the SEC on November 3, 2020, and in its Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 31, 2021, as amended on April 30, 2021. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials relating to the proposed transaction to be filed with the SEC when they become available.

Safe Harbor

The forward-looking statements in this Current Report on Form 8-K are subject to certain risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially, including, but not limited to, the Company’s ability to obtain stockholder approval for the proposed transaction; the satisfaction of all conditions to the closing of the proposed transaction; other risks related to the consummation of the proposed transaction, including the risk that the transactions will not be consummated within the expected time period or at all; the costs related to the proposed transaction; the impact of the proposed transaction on the Company’s business; any legal proceedings that may be brought related to the proposed transaction; the continued spread of COVID-19, including the speed, depth, geographic reach and duration of such spread; new information that may emerge concerning the severity of COVID-19; the actions taken to prevent or contain the spread of COVID-19 or treat its impact; the legal, regulatory and administrative developments that occur at the federal, state and local levels in response to the COVID-19 pandemic; the frequency and magnitude of legal actions and liability claims that may arise due to COVID-19 or the Company’s response efforts; the impact of COVID-19 and the Company’s near-term debt maturities on the Company’s ability to continue as a going concern; the Company’s ability to generate sufficient cash flows from operations, additional proceeds from debt refinancings, and proceeds from the sale of assets to satisfy its short and long-term debt obligations and to fund the Company’s capital improvement projects to expand, redevelop, and/or reposition its senior living communities; the Company’s ability to obtain additional capital on terms acceptable to it; the Company’s ability to extend or refinance its existing debt as such debt matures; the Company’s compliance with its debt agreements, including certain financial covenants, and the risk of cross-default in the event such non-compliance occurs; the Company’s ability to complete acquisitions and dispositions upon favorable terms or at all, including the transfer of certain communities managed by the Company on behalf of Fannie Mae, Healthpeak, Ventas, and Welltower; the Company’s ability to improve and maintain adequate controls over financial reporting and remediate the identified material weakness; the risk of oversupply and increased competition in the markets which the Company operates; the risk of increased competition for skilled workers due to wage pressure and changes in regulatory requirements; the departure of the Company’s key officers and personnel; the cost and difficulty of complying with applicable licensure, legislative oversight, or regulatory changes; the risks associated with a decline in economic conditions generally; the adequacy and continued availability of the Company’s insurance policies and the Company’s ability to recover any losses it sustains under such policies; changes in accounting principles and interpretations; and the other risks and factors identified from time to time in the Company’s reports filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2021	Capital Senior Living Corporation

	By:	/s/ David R. Brickman
	Name:	David R. Brickman
	Title:	Senior Vice President, Secretary and General Counsel

Exhibit 99.1 Capital Senior Living Announces Strategic Investment from Conversant Capital and Proposed Rights Offering to Raise Up to $152.5 Million Investor Presentation July 22, 2021Exhibit 99.1 Capital Senior Living Announces Strategic Investment from Conversant Capital and Proposed Rights Offering to Raise Up to $152.5 Million Investor Presentation July 22, 2021

Forward-Looking Statements & Non-GAAP Financial Measures Forward Looking Statements: The forward-looking statements in presentation are subject to certain risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially, including, but not limited to, the Company’s ability to obtain stockholder approval for the proposed transaction; the satisfaction of all conditions to the closing of the proposed transaction; other risks related to the consummation of the proposed transaction, including the risk that the transaction will not be consummated within the expected time period or at all; the costs related to the proposed transaction; the impact of the proposed transaction on the Company’s business; any legal proceedings that may be brought related to the proposed transaction; the continued spread of COVID-19, including the speed, depth, geographic reach and duration of such spread; new information that may emerge concerning the severity of COVID-19; the actions taken to prevent or contain the spread of COVID-19 or treat its impact; the legal, regulatory and administrative developments that occur at the federal, state and local levels in response to the COVID- 19 pandemic; the frequency and magnitude of legal actions and liability claims that may arise due to COVID-19 or the Company’s response efforts; the impact of COVID-19 and the Company’s near-term debt maturities on the Company’s ability to continue as a going concern; the Company’s ability to generate sufficient cash flows from operations, additional proceeds from debt refinancings, and proceeds from the sale of assets to satisfy its short and long-term debt obligations and to fund the Company’s capital improvement projects to expand, redevelop, and/or reposition its senior living communities; the Company’s ability to obtain additional capital on terms acceptable to it; the Company’s ability to extend or refinance its existing debt as such debt matures; the Company’s compliance with its debt agreements, including certain financial covenants, and the risk of cross-default in the event such non-compliance occurs; the Company’s ability to complete acquisitions and dispositions upon favorable terms or at all, including the transfer of certain communities managed by the Company on behalf of Fannie Mae, Healthpeak, Ventas, and Welltower; the Company’s ability to improve and maintain adequate controls over financial reporting and remediate the identified material weakness; the risk of oversupply and increased competition in the markets which the Company operates; the risk of increased competition for skilled workers due to wage pressure and changes in regulatory requirements; the departure of the Company’s key officers and personnel; the cost and difficulty of complying with applicable licensure, legislative oversight, or regulatory changes; the risks associated with a decline in economic conditions generally; the adequacy and continued availability of the Company’s insurance policies and the Company’s ability to recover any losses it sustains under such policies; changes in accounting principles and interpretations; and the other risks and factors identified from time to time in the Company’s reports filed with the Securities and Exchange Commission. Non-GAAP Financial Measures: In this presentation, the Company utilizes certain financial valuation and performance measures of operating performance, such as Net Operating Income (‘’NOI ), that are not calculated in accordance with GAAP. Non-GAAP financial measures may have material limitations in that they do not reflect all of the costs associated with the Company's results of operations as determined in accordance with GAAP. As a result, these non-GAAP financial measures should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with GAAP. NOI is calculated as revenue less operating expenses exclusive of COVID-19 relief and expenses of ($7.7M), net. The Company believes NOI is a useful performance measure in identifying trends in day-to-day operations because it excludes the costs associated with acquisitions and conversions and other items that do not ordinarily reflect the ongoing operating results of the Company's primary business. NOI is an important points of analysis when evaluating performance as it provides an indication of the effectiveness of management producing growth in operations from existing assets. NOI provides indicators to management of progress in achieving both consolidated and individual business unit operating performance and is used by research analysts and investors to evaluate the performance of companies in the senior living industry. 2Forward-Looking Statements & Non-GAAP Financial Measures Forward Looking Statements: The forward-looking statements in presentation are subject to certain risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially, including, but not limited to, the Company’s ability to obtain stockholder approval for the proposed transaction; the satisfaction of all conditions to the closing of the proposed transaction; other risks related to the consummation of the proposed transaction, including the risk that the transaction will not be consummated within the expected time period or at all; the costs related to the proposed transaction; the impact of the proposed transaction on the Company’s business; any legal proceedings that may be brought related to the proposed transaction; the continued spread of COVID-19, including the speed, depth, geographic reach and duration of such spread; new information that may emerge concerning the severity of COVID-19; the actions taken to prevent or contain the spread of COVID-19 or treat its impact; the legal, regulatory and administrative developments that occur at the federal, state and local levels in response to the COVID- 19 pandemic; the frequency and magnitude of legal actions and liability claims that may arise due to COVID-19 or the Company’s response efforts; the impact of COVID-19 and the Company’s near-term debt maturities on the Company’s ability to continue as a going concern; the Company’s ability to generate sufficient cash flows from operations, additional proceeds from debt refinancings, and proceeds from the sale of assets to satisfy its short and long-term debt obligations and to fund the Company’s capital improvement projects to expand, redevelop, and/or reposition its senior living communities; the Company’s ability to obtain additional capital on terms acceptable to it; the Company’s ability to extend or refinance its existing debt as such debt matures; the Company’s compliance with its debt agreements, including certain financial covenants, and the risk of cross-default in the event such non-compliance occurs; the Company’s ability to complete acquisitions and dispositions upon favorable terms or at all, including the transfer of certain communities managed by the Company on behalf of Fannie Mae, Healthpeak, Ventas, and Welltower; the Company’s ability to improve and maintain adequate controls over financial reporting and remediate the identified material weakness; the risk of oversupply and increased competition in the markets which the Company operates; the risk of increased competition for skilled workers due to wage pressure and changes in regulatory requirements; the departure of the Company’s key officers and personnel; the cost and difficulty of complying with applicable licensure, legislative oversight, or regulatory changes; the risks associated with a decline in economic conditions generally; the adequacy and continued availability of the Company’s insurance policies and the Company’s ability to recover any losses it sustains under such policies; changes in accounting principles and interpretations; and the other risks and factors identified from time to time in the Company’s reports filed with the Securities and Exchange Commission. Non-GAAP Financial Measures: In this presentation, the Company utilizes certain financial valuation and performance measures of operating performance, such as Net Operating Income (‘’NOI ), that are not calculated in accordance with GAAP. Non-GAAP financial measures may have material limitations in that they do not reflect all of the costs associated with the Company's results of operations as determined in accordance with GAAP. As a result, these non-GAAP financial measures should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with GAAP. NOI is calculated as revenue less operating expenses exclusive of COVID-19 relief and expenses of ($7.7M), net. The Company believes NOI is a useful performance measure in identifying trends in day-to-day operations because it excludes the costs associated with acquisitions and conversions and other items that do not ordinarily reflect the ongoing operating results of the Company's primary business. NOI is an important points of analysis when evaluating performance as it provides an indication of the effectiveness of management producing growth in operations from existing assets. NOI provides indicators to management of progress in achieving both consolidated and individual business unit operating performance and is used by research analysts and investors to evaluate the performance of companies in the senior living industry. 2

Important Information No Offer or Solicitation /Additional Information and Where to Find It This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of any securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The rights offering will be made pursuant to the Company’s shelf registration statement on Form S-3, which became effective on May 6, 2020, and a prospectus supplement containing the detailed terms of the rights offering to be filed with the SEC. Any offer will be made only by means of a prospectus forming part of the registration statement. Investors should read the prospectus supplement, when available, and consider the investment objective, risks, fees and expenses of the Company carefully before investing. When available, a copy of the prospectus supplement may be obtained at the website maintained by the SEC at www.sec.gov. This communication is being made in connection with the proposed private placement and rights offering. In connection with the proposed transaction, the Company intends to file a proxy statement with the SEC. The Company may also file other relevant documents with the SEC regarding the proposed transaction. The information in the preliminary proxy statement will not be complete and may be changed. The definitive proxy statement will be delivered to stockholders of the Company. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the preliminary proxy statement and the definitive proxy statement (in each case, if and when available) and other documents containing important information about the Company and the proposed transaction once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at http://www.capitalsenior.com. Participants in the Solicitation The Company and its executive officers and directors and certain other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2020 Annual Meeting of Stockholders, filed with the SEC on November 3, 2020, and in its Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 31, 2021, as amended on April 30, 2021. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials relating to the proposed transaction to be filed with the SEC when they become available. 3Important Information No Offer or Solicitation /Additional Information and Where to Find It This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of any securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The rights offering will be made pursuant to the Company’s shelf registration statement on Form S-3, which became effective on May 6, 2020, and a prospectus supplement containing the detailed terms of the rights offering to be filed with the SEC. Any offer will be made only by means of a prospectus forming part of the registration statement. Investors should read the prospectus supplement, when available, and consider the investment objective, risks, fees and expenses of the Company carefully before investing. When available, a copy of the prospectus supplement may be obtained at the website maintained by the SEC at www.sec.gov. This communication is being made in connection with the proposed private placement and rights offering. In connection with the proposed transaction, the Company intends to file a proxy statement with the SEC. The Company may also file other relevant documents with the SEC regarding the proposed transaction. The information in the preliminary proxy statement will not be complete and may be changed. The definitive proxy statement will be delivered to stockholders of the Company. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the preliminary proxy statement and the definitive proxy statement (in each case, if and when available) and other documents containing important information about the Company and the proposed transaction once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at http://www.capitalsenior.com. Participants in the Solicitation The Company and its executive officers and directors and certain other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2020 Annual Meeting of Stockholders, filed with the SEC on November 3, 2020, and in its Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 31, 2021, as amended on April 30, 2021. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials relating to the proposed transaction to be filed with the SEC when they become available. 3

# Leading Operator of Seniors Housing and Services

| | | | | |
|---|---|---|---|---|
| 68 Communities<br>60 Owned<br>8 Managed | 6,000+ Residents Served | 30+ Year History | 76.8% YTD 2021 Avg Occupancy[3]<br>60 owned communities | 3,200+ Employees |

6,881 Units
18 States


15+ Communities
5 - 14 Communities
< 5 Communities
68 Communities
Managed
Owned

*Attractive Markets and Resident Demographic[1,2]*


Texas
23%
Ohio
22%
Indiana
16%
Wisconsin
10%
Other
29%

*Attractive Private Pay Focus[1]*


Private Pay
92%
Medicaid
8%

*Balanced Unit Mix Supports Target Market Profile[1]*


50%
38%
12%
Assisted Living
Independent Living
Memory Care

[1] Data for 60 Owned Communities
[2] Based on full Year 2020 Revenue
[3] YTD through 6/30/21

DISCOVER *the difference*

See Forwarding Looking Statements Disclaimer

4

Business Update 5Business Update 5

# Strong Leading Indicators Support 2021 Occupancy Recovery


Leads
COVID-19 Vaccine
Jan '20 Feb '20 Mar '20 Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sep '20 Oct '20 Nov '20 Dec '20 Jan '21 Feb '21 Mar '21 Apr '21 May '21 Jun '21


Tours
COVID-19 Vaccine
Jan '20 Feb '20 Mar '20 Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sep '20 Oct '20 Nov '20 Dec '20 Jan '21 Feb '21 Mar '21 Apr '21 May '21 Jun '21


Move Ins
COVID-19 Vaccine
Jan '20 Feb '20 Mar '20 Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sep '20 Oct '20 Nov '20 Dec '20 Jan '21 Feb '21 Mar '21 Apr '21 May '21 Jun '21


Move Outs
COVID-19 Vaccine
Jan '20 Feb '20 Mar '20 Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sep '20 Oct '20 Nov '20 Dec '20 Jan '21 Feb '21 Mar '21 Apr '21 May '21 Jun '21

Data for 60 Capital Senior Living owned communities

See Forwarding Looking Statements Disclaimer 6

# Outperforming Peers Through Challenging Environment

- COVID-19 Pandemic has had a material impact on senior housing operations throughout the industry
- Capital Senior Living continues to outperform peers in this challenging environment, with a less pronounced occupancy decline through the trough in February 2021, and meaningfully faster recovery thereafter



Capital Senior Living End-of-Period Spot Occupancy vs. Peers (1)(2)
Impact of COVID-19 Pandemic (Mar '20 to Feb '21)
CSU: (760) bps decline
Peers: (1,020) bps decline
Road to Recovery
CSU: 560 bps increase (Feb '21 to Jun '21)
Peers: 130 bps increase (Feb '21 to May '21)
85.1%
82.9%
80.9%
80.6%
79.1%
78.6%
76.8%
76.5%
75.4%
75.7%
74.9%
75.3%
75.1%
76.7%
75.7%
78.5%
76.2%
79.3%
TBD – as announced
80.9%
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Jan '21
Feb '21
Mar '21
Apr '21
May '21
Jun '21
Quarterly
Monthly
CSU Spot Occupancy
Peer Spot Occupancy (2)

(1) Occupancy for 60 owned communities
(2) Peer set consists of Welltower, Ventas, Brookdale Senior Living, and New Senior Investment Group

See Forwarding Looking Statements Disclaimer 7

Transaction Overview 8Transaction Overview 8

Capital Senior Living is Partnering with Conversant Capital to Recapitalize the Company & Position it for Growth Capital Senior Living is pleased to announce a strategic investment from Conversant Capital. This comes at a pivotal time as the industry turns the corner from the pandemic and the management team leads the Company into its next chapter of growth. Conversant Capital pursues credit and equity investments within the real estate, digital infrastructure and hospitality sectors in both the public and private markets. Conversant’s principals have a history of partnering with real estate platforms and their management teams to help identify and capitalize on organic and external growth opportunities. Representative transactions include Quinn Residences and Indus Realty Trust. See Forwarding Looking Statements Disclaimer 9Capital Senior Living is Partnering with Conversant Capital to Recapitalize the Company & Position it for Growth Capital Senior Living is pleased to announce a strategic investment from Conversant Capital. This comes at a pivotal time as the industry turns the corner from the pandemic and the management team leads the Company into its next chapter of growth. Conversant Capital pursues credit and equity investments within the real estate, digital infrastructure and hospitality sectors in both the public and private markets. Conversant’s principals have a history of partnering with real estate platforms and their management teams to help identify and capitalize on organic and external growth opportunities. Representative transactions include Quinn Residences and Indus Realty Trust. See Forwarding Looking Statements Disclaimer 9

# Capital Senior Living is Transforming Itself Into a Low Risk – High Growth Company

Capital SENIOR LIVING

| | Capital Senior Living *Then* | | Capital Senior Living *Now* |
|---|---|---|---|
| **Senior Housing Demand** | • 80+ population growth of 1.3% from 2010 to 2019 as the relatively small 1928-1940 generation aged into senior housing | ⇨ | • Sharply accelerating growth of 80+ cohort: 4.1% population CAGR expected from 2020 to 2030[1] |
| **Senior Housing Supply** | • Significant multi-year increase in seniors housing supply<br>• Multi-cycle high in new supply was added in 2017 peak | ⇨ | • Supply was slowly decelerating in 2018 and 2019, followed by a rapid deceleration in 2020<br>• New starts in 1Q21 down 77% from 2017 peak[2]<br>• Accelerating construction costs and challenges in procuring construction financing likely inhibit new supply |
| **Owned / Leased Model** | • 1/3 of portfolio leased from 3rd party real estate owners. Leases increased fixed cost base and had unsustainable rent escalators | ⇨ | • Portfolio of owned and managed (no triple net leases) avoids escalating non-operating cost structures and provides stronger return on focused capital investment in existing portfolio |
| **Portfolio Quality** | • Portfolio growth prioritized over asset quality; insufficient liquidity to invest in the assets<br>• CSU portfolio was 126 assets at year end 2019, of which 80 were owned and the remainder leased | ⇨ | • Portfolio is now 60 properties (all owned), which represents superior subset of previous portfolio<br>• Proposed capital raise expected to fund material capital investment into the assets |
| **Operations** | • Decentralized operating model prevented efficient integration of acquisitions and was less effective at adjusting to operating headwinds including increased supply, resident acuity shift, and centralized operating efficiencies (e.g., procurement, human resources, and sales capabilities) | ⇨ | • Management team with intense focus on improving quality of care (e.g., roll out of new Memory Care program, Magnolia Trails™) while also driving cost efficiencies and synergies (e.g., internalized sales and centralized administrative functions)<br>• Improvements to regional and property level management teams |
| **Free Cash Flow Growth** | • Disappointing underlying earnings performance exacerbated by COVID | ⇨ | • ***Entering unique period for sector and company specific growth*** |

(1) US Census Bureau
(2) NIC MAP

See Forwarding Looking Statements Disclaimer

10

# Transaction Summary

Capital SENIOR LIVING

| Section | Details |
| --- | --- |
| **Investment Summary** | • Up to approximately $152.5 million capital raise through the private placement of convertible stock with Conversant Capital ("Conversant") and a proposed common stock rights offering to existing stockholders (1)<br>• Incremental $25 million accordion from Conversant available to fund future investments, subject to certain conditions (2) |
| **Convertible Preferred Stock** | • $82.5 million private placement of newly designated Series A Convertible Preferred Stock issued to Conversant<br>• Convertible into common shares of the Company at an initial conversion price of $40.00 per share (25% premium to the rights offering subscription price)<br>• Dividend:<br>– Payable in cash or payment in-kind (PIK) at the Company's election<br>– Rate of 11% to 15% (based on rights offering participation) (3) |
| **Rights Offering** | • ~$70 million rights offering of common stock to existing shareholders at $32.00 per share<br>• Conversant has committed to backstop up to $42.5 million in the form of additional purchases of Preferred Stock |
| **Other** | • Approximately $17.3 million of interim debt financing from Conversant that will be immediately available to the Company to provide funds for working capital between signing and closing<br>• This will be converted into preferred stock at closing (and included in the $82.5 million private placement) or paid debt down with the proceeds of the private placement<br>• Conversant receives the right to appoint a number of directors to the board proportional to its as-converted ownership upon transaction closing<br>• Transaction subject to Company stockholder approval and the satisfaction of certain other closing conditions<br>• Expected to close during the fourth quarter of 2021 (subject to receipt of approvals) |

(1) In aggregate, the minimum initial gross proceeds from the transaction will total $125 million (or $150 million, inclusive of the $25 million accordion)
(2) Accordion to be funded via Preferred Stock
(3) Dividend rate to be determined at closing based on participation in the rights offering

See Forwarding Looking Statements Disclaimer 11

Transaction Benefits and Strategic Rationale Structure Provides Injects Liquidity and Positions Company to Certainty and Opportunity Fortifies Balance Sheet Benefit from Recovery for Existing Stockholder Participation Adds Working Capital and Investment in Existing Properties Conversant Backstop Provides Addressees Going Concern Accelerates Recovery Certainty of Capital Raise Issues Rights Offering Provides Ability Enhances Liquidity and Improves Ability to Strategically Expand for Existing Stockholder Capital Structure Portfolio through Acquisitions Participation Uniquely Positioned to Grow as a Provides Flexibility to Address Capitalized for Sustainable, Pure-Play Owner-Operator Near-to Medium-Term Maturities Long-Term Growth Plan Without Leases See Forwarding Looking Statements Disclaimer 12Transaction Benefits and Strategic Rationale Structure Provides Injects Liquidity and Positions Company to Certainty and Opportunity Fortifies Balance Sheet Benefit from Recovery for Existing Stockholder Participation Adds Working Capital and Investment in Existing Properties Conversant Backstop Provides Addressees Going Concern Accelerates Recovery Certainty of Capital Raise Issues Rights Offering Provides Ability Enhances Liquidity and Improves Ability to Strategically Expand for Existing Stockholder Capital Structure Portfolio through Acquisitions Participation Uniquely Positioned to Grow as a Provides Flexibility to Address Capitalized for Sustainable, Pure-Play Owner-Operator Near-to Medium-Term Maturities Long-Term Growth Plan Without Leases See Forwarding Looking Statements Disclaimer 12

# Injects Liquidity and Fortifies Balance Sheet

- Approx. $17.3M interim loan immediately adds working capital into the business
- Transaction proceeds provide flexibility to refinance near-term maturities with attractive terms and potentially lower leverage

**Debt Maturity Schedule as of 6/30/2021**


The proposed investment will substantially enhance the Company's balance sheet and improve liquidity by providing working capital and addressing near- to medium-term maturities, including all mortgage debt maturities through 2023.
$ 72.0 M
$ 36.9 M
$ 10.5 M
$ 153.0 M
$ 118.0 M
$ 296.9 M
Dec 2021(1)
Apr / May 2022
2023
2024
2025
2026 & After

Excludes $112.7 million of debt associated with 11 communities in process of transfer to Fannie Mae and $2.6 million in insurance financing agreements.

(1) Debt secured by five properties in two bridge loans with partial or full corporate guarantees.

DISCOVER the difference

See Forwarding Looking Statements Disclaimer 13

Provides Capital to Accelerate Occupancy Recovery and Market Penetration With the availability of new capital, Capital Senior Living intends to pursue a pipeline of identified potential investments in its current portfolio with attractive expected return on investment in the mid-teens. • Common area enhancements and upgrades Renovations • Complete refurbishment projects comprising flooring, furniture, paint, décor and lighting • Refreshment capital expenditures for minor upgrades Conversions • Opportunity to capture market share and embedded demand for memory care • Converting existing IL / AL inventory into memory care to achieve highest and best use • Improve resident experience and competitive positioning with targeted Upgrades enhancements • Comprises kitchen upgrades, bathroom upgrades, and other unit-specific improvements See Forwarding Looking Statements Disclaimer 14Provides Capital to Accelerate Occupancy Recovery and Market Penetration With the availability of new capital, Capital Senior Living intends to pursue a pipeline of identified potential investments in its current portfolio with attractive expected return on investment in the mid-teens. • Common area enhancements and upgrades Renovations • Complete refurbishment projects comprising flooring, furniture, paint, décor and lighting • Refreshment capital expenditures for minor upgrades Conversions • Opportunity to capture market share and embedded demand for memory care • Converting existing IL / AL inventory into memory care to achieve highest and best use • Improve resident experience and competitive positioning with targeted Upgrades enhancements • Comprises kitchen upgrades, bathroom upgrades, and other unit-specific improvements See Forwarding Looking Statements Disclaimer 14

# Illustrative Uses of Capital

Capital SENIOR LIVING

Pro forma for the transaction, we believe Capital Senior Living will be capitalized for growth and sustainable, long-term value creation

| Use | | Timing | Est. $MM |
|---|---|---|---|
| Current Portfolio Investments | ▪ Execute on pipeline of identified investments in existing portfolio<br>▪ High-impact community renovations, targeted memory care conversions, and unit upgrades | Immediate | ~$20MM |
| Working Capital | ▪ Provide working capital to the business to support occupancy recovery and anticipated future growth | Immediate | ~$15MM |
| Capital Structure | ▪ Solidify the balance sheet and create a more sustainable long-term capital structure<br>▪ Address upcoming near-term debt maturities, including those with corporate guarantees, through combination of repayment / refinancing | Near-Term | ~$100MM |
| Growth Investments (Acquisitions) | ▪ Strategically expand the portfolio through accretive acquisitions<br>▪ Highly scaleable platform which can grow with little or no incremental overhead | Medium-Term | ~$15MM |

Up to ~$40MM, with Accordion draw

DISCOVER *the difference*

See Forwarding Looking Statements Disclaimer 15

Summary The senior living industry is at an inflection point: it is recovering from Industry Dynamics the COVID-19 led downturn with a favorable long-term outlook Capital Senior Living Capital Senior Living continues to outperform peers in the challenging Performance environment Capital Senior Living is entering a strategic partnership with Capital Senior Living - Conversant Capital, an investor in the real estate, digital Conversant Strategic infrastructure, and hospitality sectors with a history of partnering with Partnership real estate platforms and their management team We believe the transaction solidifies the Company’s balance sheet, Transaction Benefits placing Capital Senior Living in a position of strength, and provides capital to catalyze and accelerate growth See Forwarding Looking Statements Disclaimer 16Summary The senior living industry is at an inflection point: it is recovering from Industry Dynamics the COVID-19 led downturn with a favorable long-term outlook Capital Senior Living Capital Senior Living continues to outperform peers in the challenging Performance environment Capital Senior Living is entering a strategic partnership with Capital Senior Living - Conversant Capital, an investor in the real estate, digital Conversant Strategic infrastructure, and hospitality sectors with a history of partnering with Partnership real estate platforms and their management team We believe the transaction solidifies the Company’s balance sheet, Transaction Benefits placing Capital Senior Living in a position of strength, and provides capital to catalyze and accelerate growth See Forwarding Looking Statements Disclaimer 16

Exhibit 99.2

Capital Senior Living Further Strengthens Financial Profile with

Strategic Investment from Conversant Capital and Proposed Rights

Offering to Raise Up to $152.5 Million

New capital anticipated to repay debt, improve liquidity and fund growth strategies

DALLAS, July 22, 2021 – Capital Senior Living Corporation (“Capital Senior Living” or the “Company”) (NYSE: CSU), a leading owner-operator of senior living communities across the United States, today announced plans to raise up to $152.5 million through (a) the private placement of convertible preferred stock to affiliates of Conversant Capital LLC (“Conversant”) and (b) a proposed common stock rights offering to its existing stockholders. Conversant will partially backstop the rights offering and will provide an incremental $25 million accordion for future investment, subject to certain conditions. The Company intends to use the net proceeds of the private placement and rights offering for working capital, to repay debt and to fund accretive growth projects.

“We are delighted to announce this strategic investment from Conversant, whose principals have a history of partnering with real estate platforms and their management teams to help identify and capitalize on organic and external growth opportunities,” said Kimberly S. Lody, President and Chief Executive Officer of Capital Senior Living. “We believe this transaction comes at a pivotal time for Capital Senior Living, as the industry turns the corner from the pandemic and our management team, who was appointed during 2019 and stabilized the Company through the COVID-19 crisis, leads the organization into its next chapter of growth.”

The investment will substantially enhance the Company’s balance sheet and improve liquidity by providing working capital and addressing near- to medium-term mortgage debt maturities, including all mortgage debt maturities through 2023. Furthermore, by raising capital through a rights offering, the Company enables existing stockholders to participate in the value creation from this new phase of growth.

Since exiting all of its net lease obligations and transitioning many of its leased facilities to its new management services business earlier this year as part of its three-year strategic plan “SING” (Stabilize, Invest, Nurture, Grow), the Company has better optimized its asset base and further enhanced its free cash flow profile. The new capital infusion should permit the Company to deliver on the final pillar of that three-year strategic plan: growth. Capital Senior Living intends to use a significant portion of the net proceeds for capital expenditures to enhance the resident experience amid the evolving needs of the fast-growing, middle market senior population. The Company also intends to use a portion of the proceeds for acquisitive growth.

“Conversant’s investment comes as the business is showing significant improvement from the impacts of the COVID-19 pandemic,” Lody added. “As announced earlier today, our June average occupancy reached 79.1%, an increase of 380 basis points from the pandemic low in February 2021, which saw average monthly occupancy of 75.3%. We are very proud of how our dedicated and caring staff continue to provide our seniors with quality care, and we are pleased with how we have navigated the recovery. We believe this strategic transaction will enable us to further improve our already engaging resident experience and fully participate in the industry’s growth trajectory while further investing in our platform, talent, and occupancy-driving initiatives.”

“We are extremely excited to partner with Capital Senior Living and its leadership team. We are impressed with the service-first culture introduced by Kim and the team since they joined two years ago, as well as the thoughtful steps taken over recent quarters to right-size the Company’s asset portfolio,” said Michael Simanovsky, Founder and Managing Partner of Conversant. “Our capital and ability to support the Company’s strategic and operational initiatives, together with the perspective we’ll provide on the Company’s Board, will give Capital Senior Living the flexibility to further enhance its quality of care and execute its planned growth initiatives.”

The Board of Directors engaged in a thorough process to explore strategic alternatives and seek financing sources for the Company to address its liquidity needs. The Board unanimously approved the proposed transaction following the completion of this review.

Arbiter Partners Capital Management LLC (“Arbiter”), which beneficially owns approximately 13.7% of the Company’s common stock, has indicated it intends to vote in favor of the proposed transaction and has advised the Company that it intends to subscribe in the rights offering.

Transaction Summary

The Company has entered into an investment agreement with Conversant pursuant to which affiliates of Conversant have agreed to purchase $82.5 million of convertible preferred stock in a private placement, to backstop $42.5 million of an approximately $70 million rights offering of common stock through the purchase of additional shares of preferred stock, and to provide a $25 million accordion. In aggregate, the minimum initial gross proceeds from the transaction will total $125 million for accretive capital expenditures and acquisitions post-closing. The proposed transaction is subject to approval by the Company’s stockholders and other customary closing conditions.

Transaction Details

•	$82.5 million private placement of newly designated Series A Convertible Preferred Stock to an affiliate of Conversant

•	The preferred stock will accrue dividends, to be paid in cash or in kind at the Company’s option, at a rate between 11% and 15% to be determined based on the participation in the rights offering

•	The Convertible Preferred Stock will be convertible into common shares of the Company at an initial conversion price of $40.00 per share

•

Conversant will also provide interim debt financing in the form of an approximately $17.3 million promissory note that is available to the Company immediately to provide funds for working capital between signing and closing of the private placement

•	The promissory note will accrue in kind at a rate of 15%

•	The promissory note will be converted into Convertible Preferred Stock upon closing of the private placement (or paid down with the proceeds of the private placement)

•	Approximately $70 million common stock rights offering to existing stockholders to allow them to purchase Company common stock at $32.00 per share

•

Conversant has committed to backstop $42.5 million of the rights offering by purchasing up to $42.5 million of additional preferred stock, ensuring that the Company will receive total proceeds at closing of at least $125 million and up to approximately $152.5 million if the rights offering is fully subscribed

•

The rights will be non-transferrable, and the rights offering will include an over- subscription right to permit each rights holder that exercises its basic subscription rights in full to purchase additional shares of common stock that remain unsubscribed at the expiration of the offering

•	Further details of the rights offering including the record date and subscription period will be announced by the Company at, or prior to, the launch of the rights offering

•

$25 million accordion from Conversant for accretive capital expenditures and acquisitions post-closing subject to certain conditions, which will be funded through the issuance of additional shares of preferred stock to Conversant

•	Conversant will have the right to designate a number of directors to the Board of Directors, proportionate to its beneficial ownership of the Company

•	Conversant has agreed to customary standstill undertakings and transfer restrictions for the benefit of the Company

Subject to the receipt of stockholder approval and the satisfaction of the other closing conditions, the Company expects the private placement and rights offering to close during the fourth quarter of 2021.

Morgan Stanley & Co. LLC was the Company’s financial advisor and Willkie Farr & Gallagher LLP was the Company’s legal advisor in connection with the proposed transaction. Fried, Frank, Harris, Shriver & Jacobson LLP acted as Conversant’s legal advisor in connection with the proposed transaction.

For additional details about the private placement and the rights offering, please see the Company’s Current Report on Form 8-K to be filed with the SEC on July 22, 2021. Capital Senior Living will disclose additional details regarding the private placement and the rights offering in future press releases and in future filings with the SEC.

No Offer or Solicitation /Additional Information and Where to Find It

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of any securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The rights offering will be made pursuant to the Company’s shelf registration statement on Form S-3, which became effective on May 6, 2020, and a prospectus supplement containing the detailed terms of the rights offering to be filed with the SEC. Any offer will be made only by means of a prospectus forming part of the registration statement. Investors should read the prospectus supplement, when available, and consider the investment objective, risks, fees and expenses of the Company carefully before investing. When available, a copy of the prospectus supplement may be obtained at the website maintained by the SEC at www.sec.gov.

This communication is being made in connection with the proposed private placement and rights offering. In connection with the proposed transaction, the Company intends to file a proxy statement with the SEC. The Company may also file other relevant documents with the SEC regarding the proposed transaction. The information in the preliminary proxy statement will not be complete and may be changed. The definitive proxy statement will be delivered to stockholders of the Company. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction.

INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the preliminary proxy statement and the definitive proxy statement (in each case, if and when available) and other documents containing important information about the Company and the proposed transaction once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge at sec.gov.

Participants in the Solicitation

The Company and its executive officers and directors and certain other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2020 Annual Meeting of Stockholders, filed with the SEC on November 3, 2020, and in its Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 31, 2021, as amended on April 30, 2021. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials relating to the proposed transaction to be filed with the SEC when they become available.

About Capital Senior Living

Dallas-based Capital Senior Living Corporation is one of the nation’s leading operators of independent living, assisted living and memory care communities for senior adults. The Company operates 75 communities that are home to nearly 7,000 residents across 18 states providing compassionate, resident-centric services and care and engaging programming. The Company offers seniors the freedom and opportunity to successfully, comfortably and happily age in place. For more information, visit http://www.capitalsenior.com or connect with the Company on Facebook or Twitter.

About Conversant Capital

Conversant Capital LLC is a private investment adviser founded in 2020. The firm pursues credit and equity investments in the real estate, digital infrastructure and hospitality sectors in both the public and private markets. Further information is available at www.conversantcap.com.

Safe Harbor

The forward-looking statements in this press release are subject to certain risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially, including, but not limited to, the Company’s ability to obtain stockholder approval for the proposed transaction; the satisfaction of all conditions to the closing of the proposed transaction; other risks related to the consummation of the proposed transaction, including the risk that the transaction will not be consummated within the expected time period or at all; the costs related to the proposed transaction; the impact of the proposed transaction on the Company’s business; any legal proceedings that may be brought related to the proposed transaction; the continued spread of COVID-19, including the speed, depth, geographic reach and duration of such spread; new information that may emerge concerning the severity of COVID-19; the actions taken to prevent or contain the spread of COVID-19 or treat its impact; the legal, regulatory and administrative developments that occur at the federal, state and local levels in response to the COVID-19 pandemic; the frequency and magnitude of legal actions and liability claims that may arise due to COVID-19 or the Company’s response efforts; the impact of COVID-19 and the Company’s near-term debt maturities on the Company’s ability to continue as a going concern; the Company’s ability to generate sufficient cash flows from operations, additional proceeds from debt refinancings, and proceeds from the sale of assets to satisfy its short and long-term debt obligations and to fund the Company’s capital improvement projects to expand, redevelop, and/or reposition its senior living communities; the Company’s ability to obtain additional capital on terms acceptable to it; the Company’s ability to extend or refinance its existing debt as such debt matures; the Company’s compliance with its debt agreements, including certain financial covenants, and the risk of cross-default in the event such non-compliance occurs; the Company’s ability to complete acquisitions and dispositions upon favorable terms or at all, including the transfer of certain communities managed by the Company on behalf of Fannie Mae, Healthpeak, Ventas, and Welltower; the Company’s ability to improve and maintain adequate controls over financial reporting and remediate the identified material weakness; the risk of oversupply and increased competition in the markets which the Company operates; the risk of increased competition for skilled workers due to wage pressure and changes in regulatory requirements; the departure of the Company’s key officers and personnel; the cost and difficulty of complying with applicable licensure, legislative oversight, or regulatory changes; the risks associated with a decline in economic conditions generally; the adequacy and continued availability of the Company’s insurance policies and the Company’s ability to recover any losses it sustains under such policies; changes in accounting principles and interpretations; and the other risks and factors identified from time to time in the Company’s reports filed with the Securities and Exchange Commission.

Contacts

Media Inquiries:

Prosek Partners

Josh Clarkson / Devin Shorey

jclarkson@prosek.com / dshorey@prosek.com]

Company Contact:

Capital Senior Living

Kimberly Lody

President and Chief Executive Officer

(972) 308-8323, klody@capitalsenior.com

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